                                                                   Exhibit 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
                  13 1/2% SENIOR SUBORDINATED NOTES DUE 2010
                                IN EXCHANGE FOR
                NEW 13 1/2% SENIOR SUBORDINATED NOTES DUE 2010
                                      OF
                      RESOLUTION PERFORMANCE PRODUCTS LLC
                                      AND
                            RPP CAPITAL CORPORATION

   Registered holders of outstanding 13 1/2% Senior Subordinated Notes due 2010 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 13 1/2% Senior Subordinated Notes due 2010 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to United States Trust Company of New York (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The Exchange
Offer--Procedures for Tendering" in the Prospectus dated     , 2001 of
Resolution Performance Products LLC and RPP Capital Corporation (the "Prospectus").

                 The Exchange Agent for the Exchange Offer is:

                             THE BANK OF NEW YORK:

     By Overnight Courier             By Hand to 4:30 pm:       By Registered or Certified Mail:

  and By Hand Delivery after         The Bank of New York             The Bank of New York
4:30 pm on the Expiration Date: c/o United States Trust Company c/o United States Trust Company
     The Bank of New York                 of New York                     of New York
c/o United States Trust Company         30 Broad Street                   P.O. Box 84
          of New York                       B-Level                  Bowling Green Station
  30 Broad Street, 14th Floor    New York, New York 10004-2304   New York, New York 10274-0084
 New York, New York 10004-2304

                       Telephone Number: (800) 548-6565
                       Facsimile Number: (646) 458-8111

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

   The undersigned hereby tenders for exchange to the Issuers, upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

   The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 P.M., New York City time, on     , 2002, unless extended by the
Issuers. The term "Expiration Date" shall mean 5:00 P.M., New York City time,
on     , 2002 unless the Exchange Offer is extended as provided in the
Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

   All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

                                   SIGNATURE

------------------------------------------
                                                  Date: _______________________

------------------------------------------
                                                  Date: _______________________
              (Signature(s) of Holder(s) or Authorized Signatory)

Area Code and Telephone Number: _______________________________________________

Name(s): ______________________________________________________________________

--------------------------------------------------------------------------------
                                (Please Print)

Capacity (full title), if signing in a fiduciary or representative capacity: __

--------------------------------------------------------------------------------

Address: ______________________________________________________________________

--------------------------------------------------------------------------------

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Taxpayer Identification or Social Security No.: _______________________________

Principal Amount of Old Notes Tendered (must be in integral multiples of $1,000):

--------------------------------------------------------------------------------

Certificate Number(s) of Old Notes (if available): ____________________________

Aggregate Principal Amount Represented by Certificate(s): _____________________

IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING
INFORMATION:

DTC Account Number: ___________________________________________________________

Transaction Number: ___________________________________________________________

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

                             GUARANTEE OF DELIVERY
                   (Not To Be Used For Signature Guarantee)

  The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

  Name of Firm: _______________________________________________________________

  --------------------------------------------------------------------------
                            (Authorized Signature)

  Address: ____________________________________________________________________
                                                                     (Zip Code)

  Area Code and Telephone No.: ________________________________________________

  Name: _______________________________________________________________________
                            (Please Type or Print)

  Title: ______________________________________________________________________

  Date: _______________________________________________________________________

  NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD
        NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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